UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2007

NGP CAPITAL RESOURCES COMPANY
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization) 1221 McKinney Street, Suite 2975 Houston, Texas (Address of principal executive offices)	814-00672 (Commission File Number)	20-1371499 (I.R.S. Employer Identification No.) 77010 (Zip Code)

Registrant’s Telephone Number, including area code: (713) 752-0062

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 18, 2007, NGP Capital Resources Company updated their Investor and Client Presentations. For the benefit of all investors, the slides accompanying these presentations are attached as Exhibit 99.1 to this current report on Form 8-K and will be posted on our website, www.ngpcrc.com, under the section titled “Investor Relations.”

Item 9.01. Financial Statements and Exhibits.

c.	Exhibits

99.1 NGP Capital Resources Company May 18, 2007 slide presentations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NGP Capital Resources Company

By:	/s/ Stephen K. Gardner
Stephen K. Gardner Chief Financial Officer

Date: May 18, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	NGP Capital Resources Company May 18, 2007 slide presentations.